UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):November 13, 2024

BrightView Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38579	46-4190788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 Jolly Road

Blue Bell, Pennsylvania 19422

(844) 235-7778

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)::

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 13, 2024, BrightView Holdings, Inc. (the "Company") issued a press release reporting its results of operations for the quarter and fiscal year ended September 30, 2024. A copy of the press release is being furnished with this report as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

Commencing with the first quarter of fiscal 2025, which began on October 1, 2024, the Company adopted a revised segment presentation whereby certain expenses currently classified as “Corporate,” including corporate executive compensation, finance, legal and information technology, will be instead allocated to its two reportable segments, Maintenance Services and Developmental Services, on a pro rata basis, based on segment revenue. The changes to the Company's segment reporting will be reflected beginning with its Quarterly Report on Form 10-Q for the quarter ending December 31, 2024.

The Company is furnishing Exhibit 99.2 to this Current Report on Form 8-K to present certain segment financial information for the fiscal years ended September 30, 2024, 2023, and 2022 and for each quarter of fiscal years 2024 and 2023, recast to give effect to the Company’s revised segment presentation in order to assist investors who may want to consider the effects of these segment reporting changes on the Company's historical results. On a consolidated basis, there was no impact on the Company’s historical statements of operations, statements of comprehensive income (loss), balance sheets or statements of cash flows as a result of these segment reporting changes.

The information set forth in this Current Report on Form 8-K under Items 2.02 and 7.01, including Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release issued by BrightView Holdings, Inc. on November 13, 2024.

99.2	Unaudited Supplemental Summary Financial Information.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BrightView Holdings, Inc.

Date: November 13, 2024	By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary